UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FPI	New York Stock Exchange
6.00% Series B Participating Preferred Stock	FPI.PRB	New York Stock Exchange

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Farmland Partners Inc. (the “Company”) previously approved, subject to stockholder approval, the Company’s Third Amended and Restated 2014 Equity Incentive Plan (the “Third Amended Plan”). At the Company’s Annual Meeting of Stockholders held on May 7, 2021 (the “Annual Meeting”), the Company’s stockholders approved the Third Amended Plan, which increases the number of shares of the Company’s common stock reserved for issuance by 650,000 shares, from 1,265,851 shares to 1,915,851 shares and extends the term of the Third Amended Plan to 2031.

The foregoing brief description is qualified in its entirety by the text of the Third Amended Plan, a copy of which is incorporated herein by reference as Exhibit 10.1 hereto.

Item 5.07.            Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company approved all of the proposals presented, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on March 24, 2021 (the “Proxy Statement”). Holders of 25,300,917 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1: To elect the six director nominees named in the Proxy Statement.

Director Nominee	For	Withheld	Broker Non-Votes
Chris A. Downey	12,862,156	5,510,169	6,928,592
Joseph W. Glauber	12,631,193	5,741,132	6,928,592
John A. Good	12,866,526	5,505,799	6,928,592
Thomas P. Heneghan	18,191,473	180,852	6,928,592
Toby L. O’Rourke	18,182,081	190,244	6,928,592
Paul A. Pittman	18,149,566	222,759	6,928,592

Proposal 2: To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.

For	Against	Abstentions
25,077,089	112,636	111,192

Proposal 3: To approve (on an advisory basis) the compensation of our named executive officers.

For	Against	Abstentions	Broker Non-Votes
17,016,216	1,183,152	172,957	6,928,592

Proposal 4: To approve the Third Restated Plan.

For	Against	Abstentions	Broker Non-Votes
14,096,058	4,022,106	254,161	6,928,592

Item 9.01.            Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Farmland Partners Inc. Third Amended and Restated 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (File No. 333-255962)).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

May 10, 2021	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer and Treasurer